UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐  Preliminary Proxy Statement

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☑  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material under Rule 14a-12

BIOLIFE SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 6, 2018

Dear Stockholder:

You are cordially invited to attend BioLife Solutions, Inc.’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 18, 2018, at 9:00 a.m. Pacific Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BLFS2018.

We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 17, 2018. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in BioLife Solutions, Inc.

Sincerely,

/s/ Michael Rice
Michael Rice
President and Chief Executive Officer
Bothell, Washington
April 6, 2018

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

BIOLIFE SOLUTIONS, INC.

3303 Monte Villa Parkway, Suite 310

Bothell, Washington 98021

(425) 402-1400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, MAY 18, 2018

9:00 a.m. PACIFIC TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of BioLife Solutions, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on May 18, 2018, at 9:00 a.m. Pacific Time, as a virtual meeting. You will be able to attend, vote your shares, and submit question during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/BLFS2018. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.

ELECTION OF DIRECTORS.  To elect the five (5) directors named in the attached proxy statement to serve until his/her successor is duly elected and qualified, unless he/she resigns, is removed or otherwise is disqualified from serving as a director of the Company;

2.	RATIFICATION OF AUDITORS. To ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

3.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR each of the director nominees and FOR the other matters listed above.  Only stockholders of record (including persons that held shares of restricted common stock issued pursuant to our amended and restated 2013 Performance Incentive Plan) at the close of business on April 2, 2018 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.  Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on April 6, 2018, we have sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2018 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2017 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

To assure your representation at the Annual Meeting, please vote your proxy via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND FOR EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 18, 2018:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2017 are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Sincerely,

/s/ Michael Rice
Michael Rice
President and Chief Executive Officer
Bothell, Washington
April 6, 2018

v

BIOLIFE SOLUTIONS, INC.

3303 Monte Villa Parkway, Suite 310

Bothell, Washington 98021

(425) 402-1400

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 18, 2018:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2017 are available at www.proxyvote.com.

The enclosed proxy is solicited on behalf of BioLife Solutions, Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 9:00 a.m. Pacific Time on May 18, 2018, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BLFS2018.

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2017 to our stockholders by providing access to such documents on the Internet instead of mailing printed copies.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may submit your proxy on the Internet.  By accessing and reviewing the proxy materials on the Internet, you will save us the cost of printing and mailing these materials to you and reduce the impact of such printing and mailing on the environment.  If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials provided in the Notice.

These proxy solicitation materials will be sent or given on or about April 6, 2018 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned BioLife Solutions Common Stock (including persons that held shares of restricted common stock issued pursuant to our amended and restated 2013 Performance Incentive Plan) at the close of business on April 2, 2018 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 14,145,413 shares of Common Stock outstanding and approximately 4,700 beneficial holders of our Common Stock. Additionally, there were 337,981 unvested restricted shares of Common Stock outstanding on the Record Date.

We will provide, without charge, a copy of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing.  Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit.  Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

References to the “Company,” “BioLife,” “BioLife Solutions,” “our,”  “us” or “we” mean BioLife Solutions, Inc.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of BioLife Solutions, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of BioLife Solutions Common Stock (including each share of restricted Common Stock issued pursuant to the amended and restated 2013 Performance Incentive Plan) you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card which is accessible over the Internet or in physical form if you requested to receive physical copies of the proxy materials enables you to appoint Michael Rice, our Chief Executive Officer and President, and Roderick de Greef, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Messrs. Rice and de Greef to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.  You can vote via the Internet.  The website address for Internet voting is provided on the Notice and on the proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 17, 2018.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares

Voting by Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Notice.

Voting by Mail.  If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting at the Meeting.  If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person online at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need a legal proxy from your broker or other nominee authorizing you to vote those shares online at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or by signing and returning a replacement proxy card;

●

provide written notice of the revocation to our Corporate Secretary at our principal executive office, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

Quorum and Voting Requirements

Stockholders of record (including persons that held shares of restricted common stock issued pursuant to our amended and restated 2013 Performance Incentive Plan) at the close of business on April 2, 2018, are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 14,145,413 issued and outstanding shares of our Common Stock. Additionally, there were 337,981 unvested restricted shares of Common Stock outstanding. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either in person online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

(1)	a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee;
(2)

the ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for fiscal year ending December 31, 2018 will be approved if approved by a majority of the votes cast at the meeting on this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present.  The election inspector will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented online at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum.  With regard to the election of our director nominees, broker non-votes and votes marked “withheld” will not affect the outcome of the election of the directors. With regard to the ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for fiscal year ending December 31, 2018, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

(2)	“for” the ratification of the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(3)	at the discretion of your proxies on any other matter that may be properly brought before the meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we sent the Notice to you and directed you to these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and the Notice and the instructions to review these proxy materials were forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend online the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares online at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card sent to you by your broker; however, you will not be able to vote online at the Annual Meeting.

Householding of Proxy Materials; Receipt of More than One Proxy Card

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household.  This practice is designed to reduce our printing and postage costs.  However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Secretary at (425) 402-1400 or write to BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021.  If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting our Secretary in the same manner.

If you have received more than one Notice or otherwise have access to more than one proxy card, you may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.  Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Corporate Secretary at (425) 402-1400 or by sending a letter to our Corporate Secretary at our principal executive office, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021, with any questions about proposals described in this proxy statement or how to execute your vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 18, 2018:  The notice of annual meeting of stockholders, this proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2017 are available at www.proxyvote.com.

EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of March 20, 2018. The Board is comprised of only one class. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

Name	Age	Position and Offices With the Company
Todd Berard	49	Vice President, Marketing
Roderick de Greef	56	Chief Financial Officer
Karen Foster	58	Vice President, Operations
James Mathers	59	Vice President, Global Sales
Aby J. Mathew, Ph.D.	46	Chief Technology Officer and Senior Vice President
Michael Rice	55	Chief Executive Officer, President, and Director
Raymond Cohen	58	Chairman of the Board
Thomas Girschweiler	60	Director
Andrew Hinson	54	Director
Joseph Schick	56	Director

Todd Berard has been Vice President of Marketing since February 2015, responsible for corporate branding, product branding, marketing and launch strategy, and product management. He is also a key team member in the management and growth of all product launches; including biologistex. Before his appointment as Vice President of Marketing, Mr. Berard had served as Senior Director of Marketing since July 2014. Previous to BioLife, Mr. Berard served as Director of Marketing at Verathon Medical; a division of Roper Inc., from September 2010 until July 2014, overseeing the global marketing, product development, and product launch strategies for a portfolio of six medical device brands. He also managed all strategic partnerships for product development, and helped guide the organization. Verathon had global sales in 2014 of roughly $180M; and Mr. Berard oversaw a creative and product management team of 12. Responsibilities included all global marketing initiatives and campaigns, strategy, product portfolio management, and strategic planning. He has over twenty years of experience in life sciences, health care, and technology; working for both global leaders and small technology startups, including the University of Washington School of Medicine, DuPont, and Medtronic. He has a Bachelor of Science Degree in Biochemistry from the University of Vermont and an MBA from the University of Washington Foster School of Business.

Roderick de Greef has been Chief Financial Officer since May 2016. He was appointed interim Chief Financial Officer and interim Secretary in March 2016.  Previously, Mr. de Greef served as a director of the Company from June 2000 through November 2013, and provided the Company with strategic and financial consulting services from July 2007 through August 2011. Mr. de Greef has served Pareteum Corporation., a mobile communications company, as a director, chair of the Audit Committee and member of the Nominating and Corporate Governance Committee and Compensation Committee from September 2015 to September 2017, and also from January 2008 to October 2011. From November 2013 to October 2014, Mr. de Greef served as the president and sole director of Cambridge Cardiac Technologies, Inc. a privately held successor to Cambridge Heart, Inc.  From November 2008 to October 2013, Mr. de Greef was the chairman of the board of Cambridge Heart, Inc., a manufacturer of non-invasive diagnostic cardiology products. From November 2003 to May 2013, Mr. de Greef served as a director, member of the Audit Committee and chairman of the Compensation Committee of Endologix, Inc.  From 2001 to 2006, Mr. de Greef served as Executive Vice President and Chief Financial Officer of NASDAQ listed Cardiac Science, Inc., which in 2004 was ranked as the 4th fastest growing technology company in North America on Deloitte & Touche’s Fast 500 listing. Mr. de Greef received his MBA degree from the University of Oregon, and a B.A in Economics and International Relarions from San Francisco State University. Mr. de Greef has extensive experience in corporate finance and the business world in general as well as serving as an officer and director of public companies.

Karen Foster has been Vice President, Operations since April 2016. From 2003 to early 2016, Ms. Foster was Vice President of Laboratory Operations and Site Leader at ViaCord, LLC, a family cord blood bank, and subsidiary of PerkinElmer Inc. Over a 25-year career, Ms. Foster has managed manufacturing and quality operations in several capacities for companies including ViaCord, Pfizer, Inc. (formerly Pharmacia Corporation) and Amersham Pharmacia Biotech, Inc. (formerly Phamacia Biotech, Inc.). She holds an M.B.A. from the University of Wisconsin-Milwaukee (specialization in Operations Management), an M.S. in Zoology from University of Wisconsin- Milwaukee (specialization in Microbiology) and a B.S. in Biological Sciences from Michigan Technological University.

James Mathers has been the Vice President, Global Sales, since May 2016. Mr. Mathers has more than 30 years of successful sales leadership and entrepreneurial experience in high growth medical and applied technology organizations. Mr. Mathers’ expertise lies in the building of scalable sales organizations in support of rapid market adoption of disruptive technologies. From October 2009 to December 2016, Mr. Mathers was Principal/Founder of the Mathers Group, a business consulting services firm for operational consultancy for physician owned specialty cancer centers and brokerage services for the acquisition and/or sale of radiation oncology capital equipment. From April 2013 to July 2014, Mr. Mathers was the Area Sales Director for MAKO Surgery/Stryker Orthopedics where he was responsible for the sales of RIO orthopedic robotics capital equipment for knee and hip replacement. From December 2011 to April 2013, Mr. Mathers was Director, Business development for AMAMARK Healthcare responsible for sales revenue for outsourced clinical engineering functions. Previously, Mr. Mathers served in various global sales, marketing and business development leadership positions at Mako Surgical/Stryker Orthopedics, BrainLAB, Cardiac Science, Johnson& Johnson and Baxter Healthcare. Mr. Mathers has a Bachelor of Arts in Biology and Pre-medicine from the University of Pennsylvania and an MBA from Pepperdine University.

Aby J. Mathew, Ph.D. was part of the founding team of BioLife Solutions, Inc., and is a co-developer of BioLife’s biopreservation media solutions. He is a co-inventor on multiple issued and pending patents related to methods, devices, and formulations for the preservation of cells, tissues, and organs. He holds a Ph.D. in Biological Sciences within the Biochemistry, Cell and Molecular Biology Program from Binghamton University and a B.S. in Microbiology from Cornell University. Dr. Mathew has been researching low temperature biopreservation since 1994, and his studies contributed to the development of BioLife’s current commercial HypoThermosol® and CryoStor® product platforms and intellectual property foundation. Dr. Mathew was part of the scientific team that linked cell death via apoptosis (programmed cell death) to exposure to hypothermic and/or freezing temperatures. These discoveries were integral to the development of BioLife’s intracellular-like biopreservation media, and also contributed to improvements in cryosurgical ablation of cancer. Dr. Mathew was BioLife’s first Director of Manufacturing, established BioLife’s initial Quality system, and has been Senior Vice President & Chief Technology Officer since February 2011. From January 2007 through February 2011, Dr. Mathew served as Senior Scientist, Director of Strategic Relations, and Senior Director of Strategic Relations. From June 2003 through January 2007, Dr. Mathew served as Director of Manufacturing. From September 2000 through June 2003, Dr. Mathew served as Clinical Accounts Manager and Director of Hypothermic Preservation for Cryomedical Sciences/BioLife Solutions. Dr. Mathew is currently active in, or previously a member of, AABB (formerly the American Association of Blood Banks), BEST (the Biomedical Excellence for Safer Transfusion collaborative), the International Society for Cell Therapy (ISCT), the Alliance for Regenerative Medicine (ARM), Tissue Engineering & Regenerative Medicine International Society (TERMIS), Society for Cryobiology, International Society for Biological and Environmental Repositories (ISBER), American Society for Cell Biology, and the Society for In Vitro Biology. Dr. Mathew is a member of, the Board of Directors, and Advisory Panel, of the Parent’s Guide to Cord Blood Foundation, the Scientific Advisory Board of HemaCare Corporation, the founding Board of Directors of the Cord Blood Association, the NIST-AMTech National Cell Manufacturing Consortium, the California Institute for Regenerative Medicine (CIRM) Clinical Advisory Panel, and the Scientific Advisory Board of SAVSU Technologies. Dr. Mathew has obtained UCLA Corporate Governance Program Certification.

Michael Rice has been President and Chief Executive Officer and a director of the Company since August 2006, and was chairman of the Board from August 2007 to November 2013. Mr. Rice has more than 30 years of leadership and entrepreneurial experience in the medical and high tech industries. He was most recently the senior business development manager for medical and wireless products at AMI Semiconductor, from October 2004 to August 2006. From October 2000 to August 2006, Mr. Rice also served as the director of marketing and business development at Cardiac Science, Inc., a manufacturer of automated external defibrillators. Prior to that, from May 1998 to October 2000, he was the Vice President, Sales and Marketing for TEGRIS Corporation, a privately held network services provider. Mr. Rice also spent 12 years, from May 1986 to May 1998 at Physio Control Corporation in several sales and marketing management roles prior to its acquisition by Medtronic Inc. The Board has determined that Mr. Rice should serve as a director because it values management’s insight.

Raymond W. Cohen joined the Board in May 2006, and has served as Chairman of the Board since November 2013. Mr. Cohen has extensive international medical device experience holding several Chairman and Chief Executive Officer positions on the boards of both publicly listed and private life sciences companies in the United States and Europe. Mr. Cohen currently serves as the Chief Executive Officer and member of the board of directors of Irvine, CA based Axonics Modulation Technologies, Inc., a privately held venture backed developer of neuromodulation devices. Since July 2013, Mr. Cohen has served as a non-executive director, chairman of the compensation committee and member of the audit committee of Spectrum Pharmaceuticals, Inc. (NASDAQ:SPPI), a developer and marketer of oncology and hematology drugs. Mr. Cohen also currently serves the Chairman of the board of Dysis Medical, a privately held UK based manufacturer of cervical cancer imaging technology.  From mid-2010 to late 2012, Mr. Cohen served as Chief Executive Officer of Vessix Vascular, Inc. until Vessix was acquired by Boston Scientific Corporation. Previously, from 1997 to 2006, Mr. Cohen served as Chairman and Chief Executive Officer of NASDAQ listed Cardiac Science, Inc., which in 2004 was ranked as the 4th fastest growing technology company in North America on Deloitte & Touche’s Fast 500 listing. In 2008, Mr. Cohen was named by AeA as the Private Company Life Science CEO of the Year. Mr. Cohen was named Entrepreneur of the Year in 2002 by the Orange County Business Journal and was a finalist for Ernst & Young’s Entrepreneur of the Year in the medical company category in 2004. Mr. Cohen holds a B.S. in Business Management from Binghamton University. The board has determined that Mr. Cohen should serve as a director because of his extensive experience with public companies.

Thomas Girschweiler was a member of our Board from 2003 to March 2014 and joined the Board again in May 2015. Mr. Girschweiler has been engaged in corporate financing activities on his own behalf since 1996. From 1981 to 1996, he was an investment banker with Union Bank of Switzerland. Mr. Girschweiler is a graduate of the Swiss Banking School. The Board has determined that Mr. Girschweiler should serve as a director because of his experience in corporate financing activities and his status as a significant shareholder.

Andrew Hinson joined the Board in February 2007. Mr. Hinson currently serves as a consultant to the biotechnology industry specializing in matters of clinical and regulatory affairs. Mr. Hinson served as Vice President of Clinical and Regulatory Affairs for LoneStar Heart, Inc. from 2004 to 2016. Mr. Hinson previously served as the Senior Director of research and clinical development at AnGes MG, Inc. (TSE: 4563) a biotechnology firm engaged in the development and commercialization of novel gene and cell therapies for the treatment of cardiovascular disease. Prior to that Mr. Hinson had a long career with Procter & Gamble Pharmaceutical (NYSE:PG) holding multiple technical and management positions in research, clinical development and medical affairs. Mr. Hinson has diverse experience in the cell and gene therapy markets and extensive experience with regulatory affairs and clinical development of new therapies for cardiac, neurologic, and gastrointestinal diseases. The Board has determined that Mr. Hinson should serve as a director because of his experience and knowledge of companies in the biotechnology space.

Joseph Schick joined the Board in November 2013. He became Chief Financial Officer for the Catholic Archdiocese of Seattle in December 2017. From May 2013 through December 2017 he was Chief Financial Officer of Branded Entertainment Network (“BEN”, formerly known as Corbis), a global media company owned by Bill Gates. He remains on the board of BEN. From March 2009 through July 2013, Mr. Schick was Chief Financial Officer at Talyst, a pharmacy automation hardware and software company. Mr. Schick served as Chief Financial Officer at Vertafore from October 2006 through January 2009, an enterprise software company for the insurance industry. Mr. Schick was also in various roles at travel company Expedia (NASDAQ: EXPE), including Senior Vice President of Finance. Mr. Schick has significant experience with SEC reporting, strategic planning, and mergers and acquisitions. Mr. Schick started his career with Arthur Andersen and is a CPA who received his B.S. in Accounting from the University of Illinois. He is also on various non-profit boards and completed the Director Certification program at UCLA.

Except as otherwise provided by law, each director shall hold office until either their successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of five members. Our Board has determined three of our directors– Messrs. Cohen, Hinson, and Schick – to be independent under the rules of the NASDAQ Stock Market, after taking into consideration, among other things, those transactions described under “Certain Transactions”. Mr. Cohen serves as Chairman of the Board and is an independent director. Therefore, The Board does not have a lead director; however, recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of five persons.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a written charter that may be viewed on our website at www.biolifesolutions.com. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

The following table sets forth the current composition of the three standing committees of our Board:

Name	Board	Audit	Compensation	Nominating and Governance
Mr. Rice	X
Mr. Cohen	Chair	X	Chair	X
Mr. Hinson	X	X	X	Chair
Mr. Schick (financial expert)	X	Chair	X	X
Mr. Girschweiler	X

Audit Committee. Our Audit Committee’s role includes the oversight of our financial, accounting and reporting processes; our system of internal accounting and financial controls; and our compliance with related legal, regulatory and ethical requirements. The Audit Committee oversees the appointment, compensation, engagement, retention, termination and services of our independent registered public accounting firm, including conducting a review of its independence; reviewing and approving the planned scope of our annual audit; overseeing our independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed by our independent registered public accounting firm; reviewing with management and our independent registered public accounting firm the adequacy of our internal financial and disclosure controls; reviewing our critical accounting policies and the application of accounting principles; and monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by regulation.

In addition, the Audit Committee’s role includes meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm. The Audit Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting and other advisors, at the Company’s expense.

The Board has determined that all members of our Audit Committee meet the independence and financial literacy standards of the NASDAQ Stock Market and applicable SEC rules.  The Board of Directors has determined that Mr. Schick is an “audit committee financial expert” as defined by the rules of the SEC.

Please see the section entitled “Report of the Audit Committee of the Board of Directors” and “Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm” for further matters related to the Audit Committee.

Compensation Committee. The purpose of the Compensation Committee is to discharge its fiduciary responsibilities relating to the compensation of executive officers, the organizational structure, succession, retention and training policies and review and oversight of benefit programs. Our Compensation Committee is responsible for reviewing the recommendations of our Chief Executive Officer and Chief Financial Officer, making recommendations to the Board regarding the compensation of our executive officers, and ensuring that the total compensation paid to the executive officers is reasonable and competitive, and does not promote excessive risk taking. In making its recommendation to the Board, the Compensation Committee considers the results of the most recent stockholder advisory vote on executive compensation. The Chief Executive Officer may not be present during voting or deliberation on his compensation. The Compensation Committee is also responsible for reviewing and making recommendations to the Board regarding director and committee member compensation. In addition, the Compensation Committee approves and has oversight over our bonus plans for executive officers and/or stock-based compensation plans and oversight of our overall compensation plans and benefit programs, including approval and oversight of grants.

In discharge of its duties related to administration of executive bonus plans, the Compensation Committee may, subject to the terms of each plan, delegate authority to management for the day-to-day non-material administration of such plans. Further, the Compensation Committee may, subject to the terms of each plan, delegate authority to management to make grants to non-executive officers under stock-based compensation plans.

The Compensation Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting and other advisors, at the Company’s expense. The Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the six factors outlined in Rule 10C-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In considering and determining compensation levels, the compensation committee reviews independent and externally generated compensation data, in accordance with Rule 10C-1 of the Exchange Act.

The members of the Compensation Committee are independent directors within the meaning of the listing standards of the NASDAQ Stock Market.

Nominating and Governance Committee. Our Nominating and Governance Committee’s primary purpose is to evaluate candidates for membership on our Board and make recommendations to our Board regarding candidates; make recommendations with respect to the composition of our Board and its committees; provide guidance to our human resources, legal, and finance departments relating to director orientation programs; recommend corporate governance principles applicable to the Company; manage periodic review, discussion and evaluation of the performance of our Board, its committees and its members and oversee and monitor compliance with our Code of Business Conduct and Ethics. The Nominating and Governance Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting and other advisors, at the Company’s expense.

All members of our Nominating and Governance Committee are independent under the listing standards of the NASDAQ Stock Market.

The Nominating and Governance Committee will consider candidates recommended by stockholders in accordance with the procedures set forth in our Bylaws, and prior to the date it recommends a slate of director nominees to the Board. Pursuant to the Nominating and Governance Committee Charter, there is no difference in the manner in which a nominee recommended by a stockholder or otherwise is evaluated.

In carrying out its function to nominate candidates for election to our Board, the Nominating and Governance Committee considers the Board’s mix of skills, experience, character, commitment and diversity—diversity being broadly construed to mean a variety of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements and needs of our Board at that point in time. In reviewing potential candidates, the Committee will also consider all relationships between any proposed nominee and any of our stockholders, competitors, customers, suppliers or other persons with a relationship to the Company. The Nominating and Governance Committee believes that each candidate should be an individual who has demonstrated exceptional ability and judgment, who are willing and able to make a sufficient time commitment to the Company, and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

The Nominating and Governance Committee’s methods for identifying candidates for election to our Board include the solicitation of ideas for possible candidates from a number of sources, including from members of our Board, our executive officers, individuals who our executive officers or Board members believe would be aware of candidates who would add value to our Board and through other research. The Nominating and Governance Committee may, from time to time, retain, for a fee, one or more third-party search firms to identify suitable candidates. The Nominating and Governance Committee will consider all candidates identified through the processes described above, and will evaluate each candidate, including incumbents, based on the same criteria.

The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the Board members represent diverse viewpoints.

Number of Meetings

The Board held a total of five meetings during 2017. Our Audit Committee held four meetings in 2017, our Compensation Committee held one meeting in 2017 and our Nominating and Governance Committee held no meetings during 2017. Each incumbent director attended 100% of the total number Board meetings and the total number of Board committee meetings.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. All of the Company’s directors attended the last annual meeting of stockholders held on May 25, 2017.

Director Compensation

As confirmed in service agreements we entered into on May 4, 2015 with each of our non-employee directors, during the year ended December 31, 2017, non-employee directors were compensated with an annual retainer fee of $40,000. In addition, the Board Chairman was compensated an additional $110,000 for the year. Committee chairpersons were compensated with additional annual retainers as follows:

Annual Retainer

Audit Committee Chairman	$10,000
Compensation Committee Chairman	$7,500
Nominating and Governance Committee Chairman	$5,000

A total of $142,500 in cash director compensation and $142,500 in stock compensation was recorded during the year ended December 31, 2017. Our non-employee directors were each paid half of their earned fees for 2017 in stock. The following table sets forth information regarding compensation earned by our non-employee directors for the year ended December 31, 2017.

Name(2)	Annual Cash Retainer ($)	Board and Committee Chair Fees ($)	Total Cash Fees Earned ($)	Stock Issued for Services ($) (1)	Option Awards ($)	Total ($)
Raymond Cohen	20,000	55,000	75,000	75,000	––	150,000
Thomas Girschweiler	20,000	––	20,000	20,000	––	40,000
Andrew Hinson	20,000	2,500	22,500	22,500	––	45,000
Joseph Schick	20,000	5,000	25,000	25,000	––	50,000

(1)	Half the fees earned from the annual retainer and board and committee chair fees were paid in stock.

(2)	Michael Rice did not receive any additional compensation for his services as a director.

Codes of Business Conduct and Ethics

We believe in sound corporate governance practices and have always encouraged our employees, including officers and directors to conduct business in an honest and ethical manner. Additionally, it has always been our policy to comply with all applicable laws and provide accurate and timely disclosure.

Accordingly, the Board has adopted a formal written code of ethics for all employees. The Board has adopted an additional corporate code of ethics for its Chief Executive Officer, Chief Financial Officer and other senior financial officers, which is intended to be a “code of ethics” as defined by applicable SEC rules. The Code of Ethics is publicly available on our website at http://investors.biolifesolutions.com/corporate-governance. The code of ethics is designed to deter wrongdoing and promote honest and ethical conduct and compliance with applicable laws and regulations. These codes also incorporate what we expect from our executives so as to enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. Any amendments made to the Code of Ethics will be available on our website.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows:  c/o BioLife Solutions, Inc., Attention: Corporate Secretary, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021.  All communications will be relayed to that addressee.  From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2017. Please refer to our website at www.biolifesolutions.com for any future changes in this process.  The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation, for services rendered in all capacities to us during 2017 and 2016, of our current principal executive officer and our two other most highly compensated executive officers at the end of 2017 (together, the “named executive officers”).

Name and Principal Positions (a)	Year (b)	Salary ($) (c)(1)	Bonus ($) (d)	Stock Awards ($) (e)(2)		Option Awards ($) (f)(2)		All Other Compensation ($) (i)		Total ($) (j)

Michael Rice	2017	400,000	60,000	––		233,354	(5)	4,720	(10)	698,074
President, Chief Executive Officer and Director (8/06 – present)	2016	400,000	––	190,000	(3)	132,545	(6)	53,111	(11)	775,656

Aby J. Mathew	2017	345,000	51,750	––		201,267	(7)	20,552	(12)	618,569
Chief Technology Officer (9/00 – present)	2016	345,000	––	47,500	(4)	––		11,859	(13)	404,359

Roderick de Greef	2017	300,000	45,000	––		175,015	(8)	––		520,015
Chief Financial Officer (3/16 – present)	2016	220,000	––	––		416,994	(9)	46,563	(14)	683,557

(1)	Reflects base salary earned in each applicable period.
(2)	See Note 1 to Notes to Financial Statements for the years ended December 31, 2017 and 2016 for a description on the valuation methodology of stock option awards and stock awards.
(3)	Represents 100,000 shares of time-vested stock granted on March 15, 2016. On grant date, 1/4 of the shares vested immediately with the remainder vesting quarterly over 3 years.
(4)	Represents 25,000 shares of time-vested stock granted on March 15, 2016. On grant date, 1/4 of the shares vested immediately with the remainder vesting quarterly over 3 years.
(5)

Amount is a result of options to purchase 229,226 shares at $1.64 per share granted to officer on December 20, 2016. If 2017 year-end revenue levels are met, 50% vest on the release of the Company’s audited financial statements for 2017, and 50% one year thereafter. On February 27, 2018, the Company’s Board of Directors determined that, subject to the completion of the 2017 audit, the specified revenue target had been achieved. Accordingly, 50% of the options vested on March 8, 2018 and the remaining 50% will vest on March 8, 2019.

(6)

Amount is a result of options to purchase 100,000 shares at $1.90 per share granted to officer on March 15, 2016, which options vested to the extent of 1/4 of the underlying shares on March 15, 2017 and, thereafter, vest in monthly increments of 2,083 shares.

(7)

Amount is a result of options to purchase 197,707 shares at $1.64 per share granted to officer on December 20, 2016. If 2017 year-end revenue levels are met, 50% vest on the release of the Company’s audited financial statements for 2017, and 50% one year thereafter. On February 27, 2018, the Company’s Board of Directors determined that, subject to the completion of the 2017 audit, the specified revenue target had been achieved. Accordingly, 50% of the options vested on March 8, 2018 and the remaining 50% will vest on March 8, 2019.

(8)

Amount is a result of options to purchase 171,919 shares at $1.64 per share granted to officer on December 20, 2016. If 2017 year-end revenue levels are met, 50% vest on the release of the Company’s audited financial statements for 2017, and 50% one year thereafter. On February 27, 2018, the Company’s Board of Directors determined that, subject to the completion of the 2017 audit, the specified revenue target had been achieved. Accordingly, 50% of the options vested on March 8, 2018 and the remaining 50% will vest on March 8, 2019.

(9)

Amount is a result of options to purchase 100,000 shares at $1.76 per share granted to officer on March 4, 2016, which options vest to the extent of 1/4 of the underlying shares on March 4, 2017 and, thereafter, vest in monthly increments of 2,083 shares and options to purchase 234,000 shares at $1.81 per share granted to officer on May 3, 2016, which options vest to the extent of 1/4 of the underlying shares on May 3, 2017 and, thereafter, vest in monthly increments of 4,875 shares.

(10)	Amounts represent vacation payout to cover taxes on stock awards for vesting periods in 2017.

(11)	Amounts represent vacation payout to cover taxes on stock awards for vesting periods in 2016.
(12)	Amounts represent vacation payout to cover taxes on option awards for options exercised in periods in 2017.
(13)	Amounts represent vacation payout to cover taxes on stock awards for vesting periods in 2016.
(14)	Amounts represent relocation moving expenses.

Outstanding Equity Awards at Fiscal Year-End 2017

The following table sets forth information concerning the outstanding equity awards as of December 31, 2017 granted to the named executive officers.

	OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Michael Rice	54,642	––	––	1.26	2/2/2019(1)
Michael Rice	85,062	––	––	1.40	2/5/2020(1)
Michael Rice	28,571	––	––	1.12	2/25/2021(1)
Michael Rice	160,567	––	––	1.12	2/25/2021(1)
Michael Rice	––	229,226	––	1.64	12/20/2021(2)
Michael Rice	242,187	132,813	––	2.06	5/4/2025(3)
Michael Rice	43,750	56,250	––	1.90	3/15/2026(4)
Michael Rice	––	100,000	––	1.78	2/7/2022(5)

Aby J. Mathew	7,142	––	––	0.70	2/11/2018(1)
Aby J. Mathew	7,142	––	––	0.56	11/5/2018(1)
Aby J. Mathew	37,966	––	––	1.40	2/5/2020(1)
Aby J. Mathew	55,451	––	––	1.12	2/11/2021(1)
Aby J. Mathew	––	197,707	––	1.64	12/20/2021(2)
Aby J. Mathew	17,857	––	––	1.40	2/15/2022(1)
Aby J. Mathew	9,166	834	––	3.70	4/21/2024(6)
Aby J. Mathew	148,436	81,401	––	2.06	5/4/2025(7)

Roderick de Greef	––	171,919	––	1.64	12/20/2021(2)
Roderick de Greef	43,750	56,250	––	1.76	3/4/2026(8)
Roderick de Greef	92,625	141,375	––	1.81	5/3/2026(9)

(1)	This award is fully vested.
(2)	This award vested 50% on March 8, 2018 and the remaining 50% will vest on March 8, 2019
(3)	This award vests 1/4 of the total shares on May 4, 2016 and, thereafter, vests in 36 equal monthly increments.
(4)	This award vests 1/4 of the total shares on March 15, 2017 and, thereafter, vests in 36 equal monthly increments.
(5)	This award vests 1/4 of the total shares on February 7, 2018 and, thereafter, vests in 36 equal monthly increments.

(6)	This award vests 1/4 of the total shares on April 21, 2015 and, thereafter, vests in 36 equal monthly increments.
(7)	This award vests 1/4 of the total shares on May 4, 2016 and, thereafter, vests in 36 equal monthly increments.
(8)	This award vests 1/4 of the total shares on March 4, 2017 and, thereafter, vests in 36 equal monthly increments.
(9)	This award vests 1/4 of the total shares on May 3, 2017 and, thereafter, vests in 36 equal monthly increments.

2017 Management Performance Bonus Plan

On December 20, 2016, the Board agreed to implement a Management Performance Bonus Plan for 2017 (the “Bonus Plan”). Pursuant to the terms of the Bonus Plan, six senior officers of the Company received options to purchase an aggregate of 1,000,000 shares of common stock which vest in various percentages based on achieving varying levels of specified revenue targets for the year ending December 31, 2017. The options have an exercise price of $1.64, and, for each milestone that is achieved, vest 50% on the release of the Company’s audited financial statements for 2017, and 50% one year thereafter. In addition, pursuant to the Bonus Plan, the six officers also have the right to receive up to an aggregate of $436,250 in cash based on achieving varying levels of specified adjusted EBITDA targets for the year ending December 31, 2017. Any cash bonus, once earned, would be paid on the release of the Company’s audited financial statements. If the minimum performance targets are not achieved, no options will vest and no cash bonus will be paid. On February 27, 2018, the Company’s Board of Directors determined that, subject to the completion of the 2017 audit, the specified revenue target had been achieved. Accordingly, 999,997 options to purchase shares of the Company’s common stock will vest as follows: 50% of the options vested on March 8, 2018 and the remaining 50% will vest on March 8, 2019.

2018 Management Performance Bonus Plan

On November 7, 2017, the compensation committee instituted an incentive bonus programs for 2018 which is tied to the overall financial performance of the Company. The program anticipates that senior management members can earn up to 15% of their base salary based on the achievement of certain operating profit goals.

Employment Agreements

The Company entered into an employment agreement with Michael Rice, Chief Executive Officer, effective January 1, 2018 for a salary of $450,000 per year. The agreement provides that if Mr. Rice’s employment is terminated without “Cause” (other than by reason of death or disability) or if he resigns for “Good Reason,” he is entitled to a lump sum payment equal to 12 months’ salary, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums and unvested stock options, awards, or other equity grants shall immediately fully vest; If Mr. Rice’s employment is terminated upon or within 90 days following a “Change in Control”, Mr. Rice is entitled to a lump sum payment equal to 24 months’ salary and an amount equal to the cost of 24 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums.

The Company entered into an employment agreement with Aby Mathew, PhD, Chief Technology Officer, effective January 1, 2018 for a salary of $365,000 per year. The agreement provides that if Mr. Mathew’s employment is terminated without “Cause” (other than by reason of death or disability) or if he resigns for “Good Reason,” he is entitled to a lump sum payment equal to 12 months’ salary, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums and unvested stock options, awards, or other equity grants shall immediately fully vest; If Mr. Mathew’s employment is terminated upon or within 90 days following a “Change in Control”, Mr. Mathew is entitled to a lump sum payment equal to 12 months’ salary and an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums.

The Company entered into an employment agreement with Roderick de Greef, Chief Financial Officer, effective January 1, 2018 for a salary of $350,000 per year. The agreement provides that if Mr. de Greef’s employment is terminated without “Cause” (other than by reason of death or disability) or if he resigns for “Good Reason,” he is entitled to a lump sum payment equal to 12 months’ salary, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums and unvested stock options, awards, or other equity grants shall immediately fully vest; If Mr. de Greef’s employment is terminated upon or within 90 days following a “Change in Control”, Mr. de Greef is entitled to a lump sum payment equal to 18 months’ salary and an amount equal to the cost of 18 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums.

For purposes of each of these employment agreements, a “Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) the dissolution, liquidation or winding up of the Company or (iii) the sale of all or substantially all of the Company’s assets. The foregoing notwithstanding, a merger or consolidation of the Company shall not constitute a “Change in Control” if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to such merger or consolidation.

Under each employment agreement, “Cause” means the Company’s belief that any of the following has occurred: (i) any breach of the employment agreement by the executive officer; (ii) any failure to perform assigned job responsibilities that continues unremedied for a period of 10 days after written notice to the executive officer by the Company; (iii) the executive officer’s malfeasance or misconduct in connection with the executive officer’s duties under the employment agreement or any act or omission of the executive officer which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates, (iv) commission of a felony or misdemeanor or failure to contest prosecution for a felony or misdemeanor; (v) the Company’s reasonable belief that the executive officer engaged in a violation of any statute, rule or regulation, any of which in the judgment of the Company is harmful to the business or to Company’s reputation; (vi) the Company’s reasonable belief that the executive officer engaged in unethical practices, dishonesty or disloyalty; or (vii) any reason that would constitute “cause” under the laws the State of Washington.

Under each employment agreement, “Good Reason” for the executive officer to terminate his or her employment means the following: (i) the Company’s material breach of the terms of the employment agreement or any other written agreement between the executive officer and Company; (ii) the assignment to the executive officer of any duties that are substantially inconsistent with or materially diminish the executive officer’s position prior to execution of the employment agreement; (iii) a material reduction of the executive officer’s salary, other than as a result of a general salary reduction affecting substantially all Company employees; (iv) any failure by the Company to obtain the assumption of the employment agreement by any successor or assign of the Company; or (v) a requirement that the executive officer be based at any office or location more than 50 miles from the executive officer’s primary work location prior to the effective date of the employment agreement.

Amended and Restated 2013 Performance Incentive Plan

The Amended and Restated 2013 Performance Incentive Plan and the award agreements entered into thereunder include certain provisions that may result in a payment to, or acceleration of vesting of awards held by, a named executive officer in connection with a change in control. A change in control is defined as: (a) the acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (b) a merger or consolidation of the Company with any other entity, whether or not the Company is the surviving entity in such transaction, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation; (c) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (d) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

In the event of a change in control, the Administrator (as defined in the plan) has the discretion to provide in each award agreement for (i) the vesting of options to accelerate automatically upon a change in control of the Company (as defined in the plan) and (ii) the assumption of awards by the acquiring or successor entity (or parent thereof) or replacement by such entity with new options or other incentives upon a change in control of the Company. The terms of the Company’s outstanding option agreements under the plan provide for accelerated vesting upon the occurrence of the change in control transaction, provided, that the Administrator in its sole discretion may provide for the purchase or exchange of each option for an amount of cash or other property having a value equal to the difference between (x) the value of the cash or other property that you would have received pursuant to the change in control transaction in exchange for the shares issuable upon exercise of the option had the option been exercised immediately prior to the change in control transaction, and (y) the exercise price of the option. Outstanding options shall terminate and cease to be exercisable upon consummation of a change in control except to the extent that such awards are assumed by the successor entity pursuant to the terms of the change in control transaction. The Administrator shall give written notice of a proposed change in control transaction to the holder not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 20, 2018, certain information regarding the beneficial ownership of common stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares thereof; (ii) each director and nominee of the Company; (iii) each named executive officer of the Company; and (iv) all of the Company’s current directors and executive officers as a group.

Name and Address of Beneficial Owner	Common Stock	Percentage of Class
Directors and Executive Officers
Thomas Girschweiler(1)	4,436,727	28.1%
Michael Rice (Officer and Director)(2)	912,018	6.1%
Aby J. Mathew (Officer) (3)	558,527	3.8%
Roderick de Greef (Officer)(4)	271,709	1.9%
Raymond Cohen (Director) (5)	112,084	0.8%
Andrew Hinson (Director)(6)	88,318	0.6%
Joseph Schick (Director) (7)	55,551	0.4%
Total shares owned by Executive Officers and Directors (10 persons) (8)	6,876,549	38.5%
5% Stockholders
Walter Villiger(9)	6,074,714	36.9%
WAVI Holding AG(10)	5,524,714	34.7%
Taurus4757 GmbH(11)	4,358,871	27.8%

Shares of common stock subject to options and warrants that are exercisable or will be exercisable within 60 days of March 20, 2018 are deemed outstanding for computing the number of shares beneficially owned. The percentage of the outstanding shares held by a person holding such options or warrants includes those currently exercisable or exercisable within 60 days of March 20, 2018, but such options and warrants are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, we believe that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each person listed is in care of 3303 Monte Villa Parkway, #310, Bothell, WA 98021.

(1)

Includes options to purchase 67,856 shares of common stock issuable upon stock options exercisable within 60 days from March 20, 2018, 10,000 shares of common stock to be issued pursuant to restricted stock awards, 2,814,677 shares of common stock held indirectly through Mr. Girschweiler’s wholly-owned entity named Taurus4757 GmbH and 1,544,194 shares of common stock issuable upon exercise of warrants held by Taurus4757 GmbH.

(2)

Includes options to purchase 772,501 shares of common stock issuable under stock options exercisable within 60 days from March 20, 2018 and 43,750 shares of common stock to be issued pursuant to a restricted stock award.

(3)

Includes options to purchase 392,505 shares of common stock issuable under stock options exercisable within 60 days from March 20, 2018 and 21,458 shares of common stock to be issued pursuant to a restricted stock award.

(4)

Includes options to purchase 257,126 shares of common stock issuable under stock options exercisable within 60 days from March 20, 2018 and 14,583 shares of common stock to be issued pursuant to a restricted stock award.

(5)

Includes options to purchase 46,428 shares of common stock issuable under stock options exercisable within 60 days from March 20, 2018 and 15,000 shares of common stock to be issued pursuant to a restricted stock award.

(6)

Includes options to purchase 49,999 shares of common stock issuable under stock options exercisable within 60 days from March 20, 2018 and 10,000 shares of common stock to be issued pursuant to a restricted stock award.

(7)

Includes options to purchase 33,928 shares of common stock issuable under stock options exercisable within 60 days from March 20, 2018 and 10,000 shares of common stock to be issued pursuant to a restricted stock award.

(8)

Includes the securities listed in footnotes 1-7, in addition to options to purchase 384,948 shares of common stock issuable under stock options exercisable within 60 days from March 20, 2018 and 37,917 shares of common stock to be issued pursuant to restricted stock awards.

(9)

Includes 3,747,503 shares of common stock held indirectly through Mr. Villiger’s wholly-owned entity named WAVI Holding AG, 550,000 shares of common stock issuable upon exercise of warrants held by Mr. Villiger and 1,777,211 shares of common stock issuable upon exercise of warrants held by WAVI Holding AG.

(10)	Includes 1,777,211 shares of common stock issuable upon exercise of warrants.
(11)	Includes 1,544,194 shares of common stock issuable upon exercise of warrants.

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2016, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the headings “Executive Compensation” and “Board of Directors—Director Compensation” and other than the transactions described below.  Each of the transactions described below was reviewed and approved or ratified by the Audit Committee of the Board. It is anticipated that any future transactions between us and our officers, directors, principal stockholders and affiliates will be on terms no less favorable to us than could be obtained from unaffiliated third parties. In accordance with our Audit Committee’s charter, all such transactions will be reviewed and approved by our Audit Committee and a majority of the independent and disinterested members of the Board.

Preferred Stock

On May 12, 2016, we entered into a $4 million unsecured credit facility (the “Original Note”) with our largest shareholder, WAVI Holdings, AG (“WAVI”). Under the related commitment letter, WAVI has agreed to make a series of four $1 million advances on June 1, 2016, September 1, 2016, December 1, 2016 and March 1, 2017. The Original Note is unsecured, carries an annual interest rate of 10%, and matures on June 1, 2017. In addition, we have agreed not to permit any liens on our assets, subject to certain exceptions. As partial compensation for WAVI entering into the commitment letter, we issued WAVI a detachable common stock purchase warrant exercisable to purchase up to 550,000 shares of common stock at an exercise price of $1.75 per share. The warrant expires on May 12, 2021.

On June 30, 2017, we modified our existing credit facility with WAVI. Pursuant to the modification, WAVI agreed to exchange its existing credit facility, including $4.25 million of principal and accrued interest outstanding as of June 1, 2017, for 4,250 shares of the Company’s Series A Preferred Stock, which has a fixed, aggregate stated value of $4.25 million. The preferred shares issued to WAVI are not convertible into any other form of equity and can only be redeemed at the stated value of $4.25 million at times and in amounts solely determined by the Company. The preferred shares also carry an annual cash dividend of 10% of the outstanding stated value, calculated and payable in arrears on a quarterly basis. The preferred shares have a liquidation preference of $4.25 million over the common shareholders. No additional consideration was provided to WAVI for entering into this agreement. The exchange resulted in no gain or loss on the transaction. As of December 31, 2017, we accrued a dividend of $106,250 on the preferred stock which is included in accrued expenses and other current liabilities in the consolidated balance sheet at December 31, 2017. The dividend was paid subsequent to our 2017 year end on January 2, 2018.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain officers and holders of 10% or more of any class of our stock to report to the SEC, by a specified date, initial reports of ownership and reports of changes in ownership of our stock and other equity securities. Based solely on a review of the copies of these reports furnished to the Company and written representation from the reporting persons, the Company believes that during the 2016 fiscal year there were no late Section 16(a) filings.

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

Audit and Audit-Related Fees

Fees for audit and audit-related services by Peterson Sullivan, our independent registered public accounting firm, for the years ended December 31, 2017 and 2016 were as follows:

	2017	2016

Audit fees(1)	$80,000	$98,500
Audit related fees(2)	4,418	3,795
Tax fees(3)	––	––
All other fees(4)	––	––

Total	$84,418	$102,295

(1)

Audit fees consist of professional services rendered by Peterson Sullivan for the audit of our annual financial statements and review of financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagement for those fiscal years.

(2)

Audit-related fees consist of assurance and related services reasonably related to the performance of the audit or review of our financial statements that are not reported under the heading Audit fees above. In the years ended December 31, 2017 and 2016, we incurred Audit-related fees in connection with our registration statements and related comfort letter procedures.

(3)

There were no fees paid to Peterson Sullivan that would be considered “Tax fees” in 2017 or 2016. Fees to be disclosed under this category would be for professional services rendered by Peterson Sullivan for tax compliance, tax advice, and tax planning.

(4)

There were no fees paid to Peterson Sullivan that would be considered “All Other fees” in 2017 or 2016. Fees to be disclosed under this category would be for products and services other than those described under the headings Audit fees, Audit-related fees and Tax fees above.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of our Audit Committee to pre-approve all audit and permissible non-audit services to be performed by Peterson Sullivan, our independent registered public accounting firm. All audit fees provided by Peterson Sullivan during 2017 and 2016 were pre-approved by the Audit Committee.

Attendance at Annual Meeting

Representatives from Peterson Sullivan are expected to be online at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2017.

Respectfully submitted,

AUDIT COMMITTEE

Joseph Schick, Chairman
Raymond Cohen
Andy Hinson

PROPOSALS

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of five members. Each of our current directors has been nominated for reelection.

Nominees

Upon the recommendation of our Nominating and Governance Committee, and after due consideration of the qualifications of each of the nominees as described above, the Board has nominated the following individuals to serve until his successor is duly elected and qualified, unless he resigns, is removed or otherwise is disqualified from serving as a director of the Company:

Michael Rice

Raymond Cohen

Thomas Girschweiler

Andrew Hinson

Joseph Schick

We have been advised by each of the director nominees that he is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF PETERSON SULLIVAN LLP

Overview

The Audit Committee has engaged the independent registered public accounting firm of Peterson Sullivan LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018. Peterson Sullivan LLP audited our financial statements for the years ended December 31, 2017 and December 31, 2016. Please refer to “Principal Accountants” section of this proxy statement above for information about fees and services paid to Peterson Sullivan LLP in 2017 and 2016, and our Audit Committee’s pre-approval policies. Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of Peterson Sullivan LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Representatives of Peterson Sullivan LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018 will be approved if approved by a majority of the votes properly cast on this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 2.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting.  If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

On March 9, 2018, we filed our annual report on Form 10-K for the year ended December 31, 2017.  We have sent to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access via the Internet our 2018 proxy statement and annual report on Form 10-K for the year ended December 31, 2017.  Stockholders who received a paper copy of our 2018 proxy statement were also sent a copy of our annual report on Form 10-K for the year ended December 31, 2017.  Stockholders who wish to obtain additional copies of our annual report on Form 10-K may do so without charge by contacting us through one of the following methods:

Email:	proxy@biolifesolutions.com
Telephone:	(425) 402-1400
Facsimile:	(425) 402-1433
Mail:	Corporate Secretary, BioLife Solutions, Inc.
3303 Monte Villa Parkway, Suite 310
Bothell, Washington 98021

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 7, 2018, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are advised to review the discussion above under the heading “Board of Directors – Nominating and Governance Committee” for additional information on the process to nominate directors to the Board, which discussion is incorporated by reference.

The proxies to be solicited by us through our Board for our 2019 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal not later than February 20, 2019, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement.

Nominations of persons for election to our Board may be made by or at the direction of the Board or by any stockholder entitled to vote for the election of directors at the meeting that complies with Section 3.3 of our Bylaws.  Pursuant to Section 3.3 of our Bylaws, a stockholder wishing to nominate a candidate for election to the Board at the 2019 Annual Meeting is required to give written notice addressed to our Corporate Secretary of his or her intention to make such a nomination. The notice of nomination must be received by the Corporate Secretary not less than 45 days nor earlier than 90 days prior to the date of the 2019 Annual Meeting in order to be considered for nomination; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the 2019 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of 2019 Annual Meeting is mailed or such public disclosure is made.  The notice of nomination must include the nominee’s name, age, business address, residence address, principal occupation or employment, and any other information required by Section 3.3 of our Bylaws or by applicable laws or regulations.

Stockholder proposals and director nominations must be in writing and should be addressed to c/o BioLife Solutions, Inc., Attention: Corporate Secretary, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021. It is recommended that stockholders submitting proposals or nominations direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Rice
Michael Rice
President and Chief Executive Officer

April 6, 2018
Bothell, Washington

*** Exercise Your *Right* to Vote ***

BIOLIFE SOLUTIONS, INC.

E44815-P08476

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 2, 2018
Date: May 18, 2018 **Time:** 9:00 AM PDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BLFS2018

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BLFS2018 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:
Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:
Go to *www.virtualshareholdermeeting.com/BLFS2018.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E44816-P08476

Voting Items

The Board recommends that stockholders vote "FOR" the election of each of the below-listed nominees.

1. Election of Directors

Nominees:

01) Michael Rice
02) Raymond Cohen
03) Thomas Girschweiler
04) Andrew Hinson
05) Joseph Schick

NOTE: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

E44817-P08476

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 17, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BLFS2018**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 17, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E44804-P08476 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BIOLIFE SOLUTIONS, INC.

The Board recommends that stockholders vote "FOR" the election of each of the below-listed nominees.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Rice
02) Raymond Cohen
03) Thomas Girschweiler
04) Andrew Hinson
05) Joseph Schick

	For	Against	Abstain
2. To ratify the appointment of Peterson Sullivan LLP as our independent registered public accounting firm for 2018.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

E44805-P08476

BIOLIFE SOLUTIONS, INC.
Annual Meeting of Stockholders
May 18, 2018 9:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael Rice and Roderick de Greef, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of BioLife Solutions, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on May 18, 2018 or any adjournments thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side